SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): October 7, 2003


                           DISCOVERY INVESTMENTS, INC.
                           --------------------------
         (Exact name of registrant as specified in its charter)

     Nevada                  000-26175                    88-0409151
     ------                  ---------                    ----------
(State or other            (Commission                 (IRS Employer
 jurisdiction of            File Number)               Identification No.)
 incorporation)

                      6767 West Tropicana Avenue, Suite 207
                             Las Vegas, Nevada 89103
                    (Address of principal executive offices)

                                 (702) 248-1047
              (Registrant's telephone number, including area code)


                                       N/A
                         (Former Address of Registrant)

Item 4.  Changes in Registrant's Certifying Accountant.

         On October 7, 2003, the accounting firm of Kyle L. Tingle, CPA resigned from the audit responsibilities of Registrant. On October 8, 2003, registrant has engaged Wm. Andrew Campbell, chartered accountant, as the successor accountant for Registrant.

         During Registrant's two most recent fiscal years and any subsequent interim period prior to the resignation of Kyle L. Tingle, Registrant (or someone on its behalf) has not consulted with Wm. Andrew Campbell, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

         During Registrant's two most recent fiscal years, Registrant is not aware of any disagreements with its former accountant, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

         During the period covered by the most recent audit report and for the prior periods covered by said report, Registrant had recurring losses from operations, a working capital deficit and an accumulated deficit which raised and resulted in the former accountant qualifying his opinion to indicate that this raised substantial doubt about Registrant's ability to continue as a going concern. Registrant's plans as to these matters were described in Note 1 to the financial statements and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty.

         As an exhibit to this Form 8-K, Registrant has provided a letter to comply with Item 304(a)(1), including compliance with Item 304(a)(3), of Regulation S-K, Section 229.304(a)(10) and (a)(3) of said chapter, and the related instructions to Item 304, i.e., a dated letter from the former accountant stating whether he agrees with the statements made in this Item 4 of the Form 8-K and if not, stating the reasons why he does not agree.


Item 7.  Financial Statements and Exhibits.

         The following exhibit is filed with this report:

         Exhibit 23.1   Letter from Kyle L. Tingle, CPA dated October 7, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Discovery Investments, Inc.
                                         (Registrant)


DATED: October 14, 2003            /s/ Donald Bell
                                   ----------------------
                                       Donald Bell
                                       President